                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 2002 to January 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6

     1 Amount Available                                                                               $17,635,116.84
                                                                                                       -------------

     2 Servicing Fee    .50%                                                                          $   232,064.80
                                                                                                       -------------

     3 Trustee Fee                                                                                    $         0.00
                                                                                                       -------------

     4 Unreimbursed Advances                                                                          $         0.00
                                                                                                       -------------

     5 Yield Maintenance / Cap Provider Fee                                                           $   113,500.00
                                                                                                       -------------
       (for any Payment Date occurring in and including September 2001 through and including February 2004)

     6 (a)  WAC                                                                                            12.14165%
                                                                                                       -------------
       (b)  Net WAC Cap Rate                                                                                9.82165%
                                                                                                       -------------

Interest

Class A Certificates

     7 Current interest

       (a) Class A-1 Pass-Through Rate (a floating rate per annum equal to the lesser of (a) one-month LIBOR plus 0.14%, and (b) the Adjusted Net
            WAC Cap Rate, but in no case

            more than 15.00% per annum)                                                 1.96000%
                                                                                        --------
       (b)  Class A-1 Interest                                                                        $   294,958.44
                                                                                                       -------------
       (c)  Class A-2 Pass-Through Rate (5.03%,

            or the Adjusted Net WAC Cap Rate, if less)                                     5.03%
                                                                                           -----
       (d)  Class A-2 Interest                                                                        $   231,572.82
                                                                                                       -------------
       (e)  Class A-3 Pass-Through Rate (5.39%,

            or the Adjusted Net WAC Cap Rate, if less)                                     5.39%
                                                                                           -----
       (f)  Class A-3 Interest                                                                        $   381,149.36
                                                                                                       -------------
       (g)  Class A-4 Pass-Through Rate (6.19%,

            or the Adjusted Net WAC Cap Rate, if less)                                     6.19%
                                                                                           -----
       (h)  Class A-4 Interest                                                                        $   459,169.04
                                                                                                       -------------
       (i)  Class A-5 Pass-Through Rate (6.79% * ,

            or the Adjusted Net WAC Cap Rate, if less)                                     6.79%
                                                                                           -----
       (j)  Class A-5 Interest                                                                        $   221,512.43
                                                                                                       -------------
       (k)  Class A-IO Pass-Through Rate (a rate per annum equal to 11%
            for the Payment Dates in September 2001 to and including August 2002,
            10.75% for Payment Dates in September 2002 to and including February 2004
            and 0% for Payment Dates thereafter.)                                         11.00%
                                                                                          ------
       (l)  Class A-IO Interest                                                                       $ 1,191,666.67
                                                                                                       -------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 7.29%, or the Adjusted Net WAC Cap Rate, if less.

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                                                                          Page 2

     8 Amount applied to Unpaid Class A Interest Carry Forward Amount                                 $         0.00
                                                                                                       -------------

     9 Remaining Unpaid Class A Interest Carry Forward Amount                                         $         0.00
                                                                                                       -------------

    10 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                              $         0.00
                                                                                                       -------------

    11 Remaining Unpaid Class A-IO Interest Carry Forward Amount                                      $         0.00
                                                                                                       -------------

Class M-1 Certificates

    12 Amount Available less all preceding distributions                                              $14,509,523.28
                                                                                                       -------------

    13 Class M-1 Principal Balance                                                                    $45,000,000.00
                                                                                                       -------------

    14 Class M-1 Current Interest

       (a)  Class M-1 Pass-Through Rate (a floating rate per annum equal to the lesser of (a) one-month LIBOR plus 0.70%, and (b) the Adjusted Net
            WAC Cap Rate, but in no case more than 15.00% per annum)                    2.52000%
                                                                                        --------
       (b)  Class M-1 Interest                                                                        $    97,650.00
                                                                                                       -------------

    15 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                               $         0.00
                                                                                                       -------------

    16 Remaining Unpaid Class M-1 Interest Carry Forward Amount                                       $         0.00
                                                                                                       -------------

Class M-2 Certificates

    17 Amount Available less all preceding distributions                                              $14,411,873.28
                                                                                                       -------------

    18 Class M-2 Principal Balance                                                                    $33,000,000.00
                                                                                                       -------------

    19 Class M-2 Current Interest

       (a)  Class M-2 Pass-Through Rate (a floating rate per annum equal to the lesser of (a) one-month LIBOR plus 1.15%, and (b) the Adjusted Net
            WAC Cap Rate, but in no case more than 15.00% per annum)                    2.97000%
                                                                                        --------
       Class M-2 Interest                                                                             $    84,397.50
                                                                                                       -------------

    20 Amount applied to Unpaid Class M-2 Interest Shortfall                                          $         0.00
                                                                                                       -------------

    21 Remaining Unpaid Class M-2 Interest Carry Forward Amount                                       $         0.00
                                                                                                       -------------

Class B-1 Certificates

    22 Amount Available less all preceding distributions                                              $14,327,475.78
                                                                                                       -------------

    23 Class B-1 Principal Balance                                                                    $19,500,000.00
                                                                                                       -------------

    24 Current Interest

       (a)  Class B-1 Pass-Through Rate (a floating rate per annum equal to the lesser of (a) one-month LIBOR plus 1.85%, and (b) the Adjusted Net
            WAC Cap Rate, but in no case more than 15.00% per annum)                    3.67000%
                                                                                        --------
       (b)  Class B-1 Interest                                                                        $    61,625.42
                                                                                                       -------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                                                                          Page 3

    25 Amount applied to Unpaid Class B-1 Interest Shortfall                                          $          0.00
                                                                                                       --------------

    26 Remaining Unpaid Class B-1 Interest Shortfall                                                  $          0.00
                                                                                                       --------------

Class B-2 Certificates

    27  Amount Available less all preceding distributions                                             $ 14,265,850.36
                                                                                                       --------------

    28 Class B-2 Principal Balance                                  Retained B2     5,250,000.00      $ 10,500,000.00
                                                                                ----------------       --------------
                                                                        Sold B2     5,250,000.00
                                                                                ----------------
    29 Current Interest

       (a)  Class B-2 Pass-Through Rate (a floating rate per annum equal to the lesser of (a) one-month LIBOR plus 4.00%, and (b) the Adjusted Net
            WAC Cap Rate, but in no case more than 15.00% per annum)                    5.82000%
                                                                                        --------
       (b)  Class B-2 Interest                                      Retained B2        26,311.25      $     52,622.50
                                                                        Sold B2        26,311.25       --------------
    30 Amount applied to Unpaid Class B-2 Interest Shortfall                                          $          0.00
                                                                                                       --------------

    31 Remaining Unpaid Class B-2 Interest Shortfall                                                  $          0.00
                                                                                                       --------------

Principal

    32 Trigger Event:
       (a)  Average Sixty-Day Delinquency Ratio Test

            (i)    Sixty-Day Delinquency Ratio for current Payment Date                                         0.83%
                                                                                                       --------------
            (ii)   Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                   may not exceed 38% of the Senior Enhancement Percentage)                                     0.66%
                                                                                                       --------------
            (iii)  38% of Senior Enhancement Percentage                                                        7.773%
                                                                                                       --------------

       (b)  Cumulative Realized Losses Test

            (i)    Cumulative Realized Losses for current Payment Date                                $     90,930.08
                                                                                                       --------------
            (ii)   Cumulative Realized Losses Ratio

                   (Losses as a percentage of Cut-off Date Principal: 4.75% from
                   September 1, 2004 to August 31, 2005, 5.75% from September 1,
                   2005 to August 31, 2006, 6.25% from September 1, 2006 to
                   August 31, 2007, and 6.50% thereafter)                                                       0.02%
                                                                                                       --------------

    33 Senior Enhancement Percentage                                                                     20.45551242%
                                                                                                       --------------
       (a)  the numerator of which is the excess of (i) the Group I Scheduled
            Principal Balance as of the first day of the related due period over
            (ii) the Class I-A Principal Balance immediately prior to such payment                    $113,928,107.03
                                                                                                       --------------
       (b)  The denominator of which is the Group I Scheduled Principal Balance
            as of the first day of the related due period                                             $556,955,527.08
                                                                                                       --------------

A.     Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

    34 Amount Available less all preceding distributions                                              $ 14,213,227.86
                                                                                                       --------------

    35 Class A Principal Distribution:
       (a)  Class A-1                                                                                 $ 14,153,344.98
                                                                                                       --------------
       (b)  Class A-2                                                                                 $          0.00
                                                                                                       --------------
       (c)  Class A-3                                                                                 $          0.00
                                                                                                       --------------
       (d)  Class A-4                                                                                 $          0.00
                                                                                                       --------------
       (e)  Class A-5                                                                                 $          0.00
                                                                                                       --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                                                                          Page 4

    36 Class A Principal Balance:
       (a)  Class A-1 Principal Balance                                                               $160,608,075.07
                                                                                                       --------------
       (b)  Class A-2 Principal Balance                                                               $ 55,246,000.00
                                                                                                       --------------
       (c)  Class A-3 Principal Balance                                                               $ 84,857,000.00
                                                                                                       --------------
       (d)  Class A-4 Principal Balance                                                               $ 89,015,000.00
                                                                                                       --------------
       (e)  Class A-5 Principal Balance                                                               $ 39,148,000.00
                                                                                                       --------------

Class M-1 Certificates

    37 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    38 Class M-1 principal distribution                                                               $          0.00
                                                                                                       --------------

    39 Class M-1 Principal Balance                                                                    $ 45,000,000.00
                                                                                                       --------------

Class M-2 Certificates

    40 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    41 Class M-2 principal distribution                                                               $          0.00
                                                                                                       --------------

    42 Class M-2 Principal Balance                                                                    $ 33,000,000.00
                                                                                                       --------------

Class B-1 Certificates

    43 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    44 Class B-1 principal distribution                                                               $          0.00
                                                                                                       --------------

    45 Class B-1 Principal Balance                                                                    $ 19,500,000.00
                                                                                                       --------------

Class B-2 Certificates

    46 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    47 Class B-2 principal distribution                             Retained B2             0.00      $          0.00
                                                                                                       --------------
                                                                        Sold B2             0.00
    48 Class B-2 Principal Balance                                  Retained B2     5,250,000.00      $ 10,500,000.00
                                                                                                       --------------
                                                                        Sold B2     5,250,000.00

B      Principal Distributions after the Stepdown Date and so long as a Trigger
       Event is not then in effect (stepdown date means the later of the Payment
       Date in September 2004):

Class A Certificates

    49 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    50 Class A Formula Principal Distribution Amount:
       (a)  Class A-1                                                                                 $          0.00
                                                                                                       --------------
       (b)  Class A-2                                                                                 $          0.00
                                                                                                       --------------
       (c)  Class A-3                                                                                 $          0.00
                                                                                                       --------------
       (d)  Class A-4                                                                                 $          0.00
                                                                                                       --------------
       (e)  Class A-5                                                                                 $          0.00
                                                                                                       --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                                                                          Page 5

    51 Class A Formula Principal Balance Amount:
       (a)  Class A-1 Principal Balance                                                               $160,608,075.07
                                                                                                       --------------
       (b)  Class A-2 Principal Balance                                                               $ 55,246,000.00
                                                                                                       --------------
       (c)  Class A-3 Principal Balance                                                               $ 84,857,000.00
                                                                                                       --------------
       (d)  Class A-4 Principal Balance                                                               $ 89,015,000.00
                                                                                                       --------------
       (e)  Class A-5 Principal Balance                                                               $ 39,148,000.00
                                                                                                       --------------

Class M-1 Certificates

    52 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    53 Class M-1 Formula Principal Distribution Amount                                                $          0.00
                                                                                                       --------------

    54 Class M-1 Principal Balance                                                                    $ 45,000,000.00
                                                                                                       --------------

Class M-2 Certificates

    55 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    56 Class M-2 Formula Principal Distribution Amount                                                $          0.00
                                                                                                       --------------

    57 Class M-2 Principal Balance                                                                    $ 33,000,000.00
                                                                                                       --------------

Class B-1 Certificates

    58 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    59 Class B-1 Formula Principal Distribution Amount                                                $          0.00
                                                                                                       --------------

    60 Class B-1 Principal Balance                                                                    $ 19,500,000.00
                                                                                                       --------------

Class B-2 Certificates

    61 Amount Available less all preceding distributions                                              $     59,882.88
                                                                                                       --------------

    62 Class B-2 Formula Principal Distribution Amount              Retained B2             0.00      $          0.00
                                                                                                       --------------
                                                                        Sold B2             0.00
    63 Class B-2 Principal Balance                                  Retained B2     5,250,000.00      $ 10,500,000.00
                                                                                                       --------------
                                                                        Sold B2     5,250,000.00
Excess Cashflows

    64 Overcollateralization Amount

       (a)  Overcollateralization Increase Amount                                                     $  1,571,892.97
                                                                                                       --------------
       (b)  overcollateralization amount to date                                                      $  7,500,000.00
                                                                                                       --------------
       (c)  Target OC amount                                                                          $  7,500,000.00
                                                                                                       --------------

    65 Unpaid Class A Interest Carry Forward Amount                                                   $          0.00
                                                                                                       --------------

    66 Unpaid Class M-1 Interest Carry Forward Amount                                                 $          0.00
                                                                                                       --------------

    67 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid

       Class M-1 Realized Loss Amount                                                                 $          0.00
                                                                                                       --------------

    68 Unpaid Class M-2 Interest Carry Forward Amount                                                 $          0.00
                                                                                                       --------------

    69 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid

       Class M-2 Realized Loss Amount                                                                 $          0.00
                                                                                                       --------------

    70 Unpaid Class B-1 Interest Carry Forward Amount                                                 $          0.00
                                                                                                       --------------

    71 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid

       Class B-1 Realized Loss Amount                                                                 $          0.00
                                                                                                       --------------

    72 Unpaid Class B-2 Interest Carry Forward Amount                                                 $          0.00
                                                                                                       --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      January 2002
                                                         Payment Date: 2/15/2002
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                                                                          Page 6

    73 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid

       Class B-2 Realized Loss Amount                                                                 $          0.00
                                                                                                       --------------

    74 Amounts Deposited in Basis Risk Reserve Fund

       (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                            $          0.00
                                                                                                       --------------
       (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                          $          0.00
                                                                                                       --------------
       (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                          $          0.00
                                                                                                       --------------
       (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                          $          0.00
                                                                                                       --------------
       (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                          $          0.00
                                                                                                       --------------

Class A, Class A-IO, Class M and Class B Certificates

    75 Pool Scheduled Principal Balance                                                               $544,374,075.07
                                                                                                       --------------

    76 Pool Certificate Principal Balance                                                             $536,874,075.07
                                                                                                       --------------
       (a)  Overcollateralized amount                                                                 $  7,500,000.00
                                                                                                       --------------

    77 Pool Factor                                                                                         0.90729013
                                                                                                       --------------

    78 Note Pool Factor

       (a)  Class A-1                                                                                      0.71785279
                                                                                                       --------------
       (b)  Class A-2                                                                                      1.00000000
                                                                                                       --------------
       (c)  Class A-3                                                                                      1.00000000
                                                                                                       --------------
       (d)  Class A-4                                                                                      1.00000000
                                                                                                       --------------
       (e)  Class A-5                                                                                      1.00000000
                                                                                                       --------------
       (g)  Class M-1                                                                                      1.00000000
                                                                                                       --------------
       (h)  Class M-2                                                                                      1.00000000
                                                                                                       --------------
       (i)  Class B-1                                                                                      1.00000000
                                                                                                       --------------
       (j)  Class B-2                                                                                      1.00000000
                                                                                                       --------------

    79 Loans Delinquent:

       (a)  30 - 59 days                         2,864,921.34          39
                                        ---------------------      ------------
       (b)  60 - 89 days                         1,093,482.91          17
                                        ---------------------      ------------
       (c)  90 or more days                        604,148.12          18
                                        ---------------------      ------------

    80 Principal Balance of Defaulted Loans                                                           $  2,834,606.24
                                                                                                       --------------

    81 Principal Balance of Loans with Extensions                                                     $          0.00
                                                                                                       --------------

    82 Number of Liquidated Loans and Net Liquidation Loss                                     1      $     63,702.03
                                                                                 ---------------       --------------

    83 Number of Loans Remaining                                                                            7,165
                                                                                                       --------------

    84 Pre-Funded Amount                                                                              $          0.00
                                                                                                       --------------

    85 Reimbursement of Class C Certificateholder expenses                                            $          0.00
                                                                                                       --------------

Class B-3I Certificate

    86 Class B-3I Distribution Amount                                                                 $     59,882.88
                                                                                                       --------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.